Good day,

You may have received a message from Dina Santoro, the President of Voya funds, along with several letters, urging shareholders to cast their vote for the proposed Agreement and Plan of Reorganization. The deadline is just a week away.

This is a very important matter so please take a moment now to call in your vote at 1-866-963-5820 and provide reference number <REF#>. We are available from 9:00am until 11:00pm weekdays and from noon to 6:00pm Eastern Time on Saturday and Sunday. The shareholder meeting is scheduled for next Thursday February 6th, so call us now to ensure that your vote is recorded!

How will the Reorganization affect me?

∙	If approved, you will become a shareholder of the Acquiring Fund. You will receive shares of a comparable class of the Acquiring Fund equal in value to the shares that you hold of the Acquired Fund as of the close of business of the New York Stock Exchange, usually 4:00 p.m. Eastern time, on the closing day of the Reorganization. If approved by shareholders, the Reorganization will take place on or about February 21, 2020.

Why is the Reorganization being proposed?

∙	Voya determined that continuing to support certain real estate funds is not well aligned with its strategy. However, Voya believes that shareholders value having CBRE Clarion continue to serve as subadvisor and that shareholders will benefit from the involvement of New York Life Investments as investment manager and from being part of a strong and stable mutual fund platform. Voya believes that New York Life Investments will provide strong administrative, compliance and marketing and sales support.

What are the benefits of the Reorganization?

∙	Shareholders of the Acquired Fund are expected to benefit from reduced total expenses by the reduction of management fees, lower gross/net expense ratios, and expense limitation agreements for the duration thereof.

Additional details about the proposal can be found in the proxy statement.

Thank you for your time and attention to this matter. We look forward to your call.

Hello, this is Dina Santoro, President of Voya funds and I am calling to ask that you please take a moment to vote your proxy.

As a shareholder in the Fund, you should have recently received a packet of information describing the proposal and a request to take action. The shareholder meeting is quickly approaching, and as of today, our records show we have not received your vote.

Your input is critical no matter how many shares you own and we need your vote before the shareholder meeting on February 6, 2020.

Voting is quick and easy.

You can vote by following the instructions on the proxy card that you received in the information packet. Or you may call 1-866-963-5820 to vote.

I appreciate your prompt attention to this very important matter and thank you for your time and your vote.